Going Concern	6 Months Ended
Sep. 30, 2025
Going Concern [Abstract]
GOING CONCERN

NOTE 2 - GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As indicated therein, the Company had cash and cash equivalents of approximately $11.1 million as of September 30, 2025. The net loss of approximately $1.3 million and the net cash used in investing activities of US$166.4 million for the six months then ended are primarily attributable to the Company’s deliberate and significant strategic investment in building its Internet Hospital business platform, a key initiative for its long-term growth. The accumulated deficit reflects the Company’s investment phase in these strategic areas.

Management believes that the Company’s capital resources are currently sufficient to maintain its business operations and meet its working capital requirements for at least the next twelve months. This belief is based on an evaluation of its available cash balance, projected operational needs, and the committed financial support available from its controlling shareholder.

The unaudited condensed consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.